Virtus Emerging Markets Opportunities Fund,

a series of Virtus Insight Trust

Virtus Foreign Opportunities Fund,

Virtus Global Opportunities Fund,

Virtus Greater Asia ex Japan Opportunities Fund and

Virtus Greater European Opportunities Fund,

each a series of Virtus Opportunities Trust

Supplement dated August 9, 2010 to the Prospectus

dated January 31, 2010, as supplemented

IMPORTANT NOTICE TO INVESTORS

Virtus Emerging Markets Opportunities Fund, Virtus Foreign Opportunities Fund and Virtus Global Opportunities Fund

The description of each fund’s Principal Investment Strategies is hereby amended to clarify that the fund may invest in “equity-linked instruments,” in addition to equity securities as is currently disclosed.

Virtus Emerging Markets Opportunities Fund, Virtus Foreign Opportunities Fund, Virtus Global Opportunities Fund, Virtus Greater Asia ex Japan Opportunities Fund and Virtus Greater European Opportunities Fund

The following disclosure is hereby added under “Principal Risks” in the summary sections of the prospectus for each of the above-referenced funds:

Equity-Linked Instruments Risk. The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.

Additionally, the table found under “More Information About Risks Related to Principal Investment Strategies” is hereby amended to insert a row entitled “Equity-Linked Instruments” following the row “Emerging Market Investing” and to add an “X” in the column applicable to each of funds referenced herein indicating that such risk applies to such fund.

Also under “More Information About Risks Related to Principal Investment Strategies,” the following disclosure is hereby inserted as a subsection of “Foreign Investing Risk” following the “Emerging Market Investing Risk” disclosure:

•

Equity-Linked Instruments. Equity-linked instruments are instruments of various types issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security, including benefits from dividends and other corporate actions, but without certain rights of direct investment in the referenced securities, such as voting rights. In addition to the market and other risks of the referenced equity security, equity-linked instruments involve counterparty risk, which includes the risk that the issuing entity may not be able to honor its financial commitment. Equity-linked instruments have no guaranteed return of principal and may experience a return different from the referenced equity security. Typically, a fund will invest in equity-linked instruments in order to obtain exposure to certain countries in which it does not have local accounts.

Investors should retain this supplement with the Prospectus for future reference.

VIT&VOT 8446/EquityLinkedDisclosure (8/10)

Virtus Insight Trust

Supplement dated August 6, 2010 to the

Statement of Additional Information (“SAI”) dated May 1, 2010

IMPORTANT NOTICE TO INVESTORS

The following disclosure is added to the first paragraph following investment restriction (14) under “Investment Restrictions” beginning on page 3:

With respect to investment restriction (3)(a)(ii), “municipal obligations” are, in fact, tax-exempt municipal obligations and with respect to investment restriction (3)(a)(iii), “bank obligations” are, in fact, bank obligations of domestic banks.

Investors should retain this supplement with the SAI for future reference.

VIT 8003B/InvRes3 SAI (8/10)